UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22039
                                                    -----------

           First Trust Specialty Finance and Financial Opportunities
      -------------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period:   May 31, 2017
                                                --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                                 SPECIALTY FINANCE AND FINANCIAL
                                                        OPPORTUNITIES FUND (FGB)
--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                    MAY 31, 2017

CONFLUENCE INVESTMENT MANAGEMENT                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................   7
Statement of Operations.....................................................   8
Statements of Changes in Net Assets.........................................   9
Statement of Cash Flows.....................................................  10
Financial Highlights........................................................  11
Notes to Financial Statements...............................................  12
Additional Information......................................................  17

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would," or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other material risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value, and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2017


Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report containing detailed information and the financial statements for your investment in the First Trust Specialty Finance and Financial Opportunities Fund. We encourage you to read this report and discuss it with your financial advisor.

Five months into the new year and under a new U.S. President, the stock market has continued to rise. President Donald Trump's pro-growth, pro-U.S. policy ideas have, in our opinion, created optimism about the U.S. economy. Indeed, from Trump's election date (November 8, 2016) through May 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of over 14%, according to Bloomberg. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how a new administration will affect markets and the economy. This is why we always stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

As of May 31, 2017, the Index was up 8.66% (calendar year-to-date). While the current bull market (measuring from March 9, 2009 through May 31, 2017) is the second longest in history, it is still behind (by just over 4 years),the longest bull market, according to Bespoke Investment Group.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing you the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
"AT A GLANCE"
AS OF MAY 31, 2017 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                    FGB
Common Share Price                                                 $7.32
Common Share Net Asset Value ("NAV")                               $7.01
Premium (Discount) to NAV                                           4.42%
Net Assets Applicable to Common Shares                      $100,498,650
Current Quarterly Distribution per Common Share (1)              $0.1750
Current Annualized Distribution per Common Share                 $0.7000
Current Distribution Rate on Common Share Price (2)                 9.56%
Current Distribution Rate on NAV (2)                                9.99%
------------------------------------------------------------------------

------------------------------------------------------------------------
            COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------------------
            Common Share Price           NAV
5/16              $6.31                 $6.17
                   6.16                  6.24
                   6.09                  6.22
                   5.99                  6.22
6/16               6.05                  6.33
                   6.15                  6.55
                   6.27                  6.60
                   6.33                  6.68
                   6.54                  6.86
7/16               6.85                  6.90
                   6.88                  6.89
                   7.13                  6.90
                   7.33                  6.98
8/16               6.95                  6.83
                   7.18                  6.94
                   6.94                  6.79
                   6.80                  6.75
                   7.01                  6.86
9/16               6.95                  6.83
                   6.87                  6.80
                   6.85                  6.76
                   6.77                  6.79
10/16              6.95                  6.78
                   6.52                  6.48
                   7.00                  6.85
                   7.00                  6.93
11/16              6.83                  6.85
                   7.01                  6.77
                   7.21                  6.94
                   7.27                  6.83
                   7.40                  6.94
12/16              7.06                  6.96
                   7.47                  7.17
                   7.50                  7.15
                   7.64                  7.16
1/17               7.86                  7.17
                   7.61                  7.23
                   7.89                  7.36
                   8.16                  7.43
2/17               7.71                  7.32
                   7.32                  7.25
                   7.07                  7.16
                   7.22                  7.33
                   7.36                  7.29
3/17               7.44                  7.48
                   7.47                  7.45
                   7.46                  7.44
                   7.55                  7.53
4/17               7.51                  7.61
                   7.29                  7.32
                   7.58                  7.17
                   7.45                  7.13
                   7.24                  7.07
5/17               7.32                  7.01
------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Average Annual Total Return
                                                                                -----------------------------------------------
                                                                                                                    Inception
                                              6 Months Ended    1 Year Ended    5 Years Ended    10 Years Ended     (5/25/07)
                                                5/31/2017        5/31/2017        5/31/2017        5/31/2017       to 5/31/2017
FUND PERFORMANCE (3)
NAV                                               7.89%            25.42%           9.41%            0.55%            0.53%
Market Value                                      9.77%            28.06%          10.45%            0.26%            0.50%

INDEX PERFORMANCE
Blended Benchmark(4)                              6.52%            21.52%           9.93%            3.80%            4.01%
MSCI U.S. Investable Market Financials Index      3.12%            20.72%          14.39%           -1.57%           -1.46%
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
                                                 % OF TOTAL
TOP 10 HOLDINGS                                 INVESTMENTS
------------------------------------------------------------
Ares Capital Corp.                                  11.1%
Golub Capital BDC, Inc.                              7.1
TCP Capital Corp.                                    6.8
New Mountain Finance Corp.                           6.7
THL Credit, Inc.                                     6.0
CYS Investments, Inc.                                5.9
Hercules Capital, Inc.                               5.3
Solar Capital Ltd.                                   5.1
TriplePoint Venture Growth BDC Corp.                 5.0
Triangle Capital Corp.                               4.7
------------------------------------------------------------
                                       Total        63.7%
                                                   ======

------------------------------------------------------------
                                                 % OF TOTAL
INDUSTRY                                        INVESTMENTS
------------------------------------------------------------
Capital Markets                                     88.8%
Mortgage Real Estate Investment Trusts (REITs)      11.2
------------------------------------------------------------
                                       Total       100.0%
                                                   ======

------------------------------------------------------------
                                                 % OF TOTAL
ASSET CLASSIFICATION                            INVESTMENTS
------------------------------------------------------------
Common Stocks - Business Development Companies      88.8%
Real Estate Investment Trusts (REITs)               11.2
------------------------------------------------------------
                                       Total       100.0%
                                                   ======

(1) Most recent distribution paid or declared through 5/31/2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4)   Blended index consists of the following:
            Wells Fargo BDC Index (70%), FTSE NAREIT Mortgage REIT Index (20%), and S&P SmallCap Financials Index (10%).
      From 2009-2012, the blended index consisted of the following:
            Red Rocks Global Listed Private Equity Index (70%),
            FTSE NAREIT Mortgage REIT Index (20%), and
            S&P SmallCap Financials Index (10%).
      One of these indicies was discontinued during 2012, therefore the blended index was changed. From 2007-2009, the blended index consisted of the following:
            Red Rocks Listed Private Equity Index (40%),
            FTSE NAREIT Mortgage REIT Index (20%),
            FTSE NAREIT Hybrid REIT Index (20%),
            Merrill Lynch Preferred Stock Hybrid Securities Index (10%), and Russell 2000 Financial Services Index (10%).

      Certain of these indices were discontinued during 2009, therefore the blended index was changed.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               SEMI-ANNUAL REPORT
                            MAY 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of May 31, 2017, First Trust managed or supervised $107.206 billion in assets.

                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor"), located in St. Louis, Missouri, serves as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund"). The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                      CONFLUENCE PORTFOLIO MANAGEMENT TEAM

                                MARK KELLER, CFA
              CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

                              DAVID MIYAZAKI, CFA
                  SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

                               DANIEL WINTER, CFA
                  SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER


FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund with a particular focus on a niche called business development companies ("BDCs"). BDCs lend to and invest in private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated return opportunity derived from the private markets. As of May 31, 2017, the Fund had over 88% of its assets invested in 27 BDCs. The Fund also maintained an allocation of almost 10% to mortgage-backed securities real estate investment trusts ("MBS REITs").


PERFORMANCE ANALYSIS

                                       6 MONTHS
                                     TOTAL RETURN
                                     ENDED 5/31/17
        FGB Market Value                 9.77%
        FGB NAV                          7.89%
        Blended Benchmark*               6.52%


* Components of the Blended Benchmark: Wells Fargo BDC Index (70%); FTSE NAREIT Mortgage REIT (20%); S&P SmallCap Financials (10%). Source:
      Bloomberg.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               SEMI-ANNUAL REPORT
                            MAY 31, 2017 (UNAUDITED)


The Fund's market value total return and NAV return during the first six months of its fiscal year were higher than that of its Blended Benchmark, driven principally by the significant allocation to BDCs. During this timeframe, BDCs continued to deliver strong performance, building on the valuation recovery that took place during the 2016 calendar year. BDC fundamentals have been generally good, and the relatively high level of dividend distributions has attracted the attention of investors looking for sources of yield in a low interest rate environment.

It is our opinion that valuations are improving in part because investors are moving past the exclusion of BDCs from equity indices in 2014, as well as concerns about energy loans after the collapse of oil prices in 2014-2015. However, we also believe valuations are rising because of the positive evolution taking place in the BDC industry. As an example, American Capital Ltd., which had been the second largest BDC in the industry, was acquired in early 2017 by Ares Capital Corp., the largest BDC. American Capital Ltd. was a BDC that experienced serious problems during the 2008 financial crisis and struggled in the post-crisis era to regain its footing. In contrast, Ares Capital Corp. was able to find opportunities during the crisis, and deliver solid results to shareholders afterward. Accordingly, we believe this acquisition helped consolidate capital into a high-quality manager, thereby advancing the industry's evolution.

The Fund also benefitted from the performance of its MBS REITs. This industry has also experienced a recovery in valuations. We believe investors have developed better clarity with regard to the impact of tighter Fed policy on MBS REITS, and this change opened the door to higher valuations. The progress over the recent six months is noteworthy, given the volatility of longer-term interest rates.

The Fund uses leverage because we believe that over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. For the six-month period ended May 31, 2017, the use of leverage was additive to returns. The Blended Benchmark does not use leverage.

MARKET AND FUND OUTLOOK

BDCs performed well through the first half of the Fund's fiscal year. Meaningful income, combined with rising valuations, set the stage for many BDCs to deliver attractive returns. And even with the consolidation of American Capital Ltd., the BDC industry has continued to grow in size, with many BDCs raising more equity capital.

Yet as we look forward, we note some BDCs are facing a headwind: declining yields in the middle market. The middle market is where BDCs do most of their lending and in recent years, loan yields have remained relatively high, despite historically low interest rates. But more recently, large amounts of capital has flowed into the middle market, driving loan yields lower. As a result, the average loan yield for some BDCs has declined, putting downward pressure on income and dividends.

It remains to be seen how long middle market loan yields remain low. But if they remain low for an extended period, we believe a growing number of BDCs may need to lower dividends. Such an event may not necessarily be negative, as prudent credit underwriting involves not 'reaching for yield' when spreads tighten. However, it could also indicate that BDC investors may begin to experience more of the impact of low interest rates.

Fortunately, many BDCs have very unique origination and the ability to manage through extended periods of low yields. Others may be in unique situations, where a portfolio may be repositioned in a way that is additive to the BDC's overall income. Another strategy may be for BDC managers to more fully optimize their own borrowing capacity, thereby lowering expenses and improving income. So all together, we find that low yields are creating challenges for BDCs, but we also believe many have the resources to successfully navigate through.

Our outlook for MBS REITs remains cautiously optimistic. Management teams have managed through a variety of challenges in recent years and we believe they can continue to deliver attractive returns, even as short-term rates rise. Still, we continue to limit the allocation to MBS REITs because of the variable nature of their dividends.

It is our pleasure to manage FGB. We will continue our work to position the Fund to participate in the income, growth and evolution of the BDC industry.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

PORTFOLIO OF INVESTMENTS
MAY 31, 2017 (UNAUDITED)

SHARES/UNITS                                     DESCRIPTION                                         VALUE
------------   --------------------------------------------------------------------------------  --------------
COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 110.0%

               CAPITAL MARKETS - 110.0%
     157,787   Alcentra Capital Corp. (a)......................................................  $    2,082,788
     551,102   Apollo Investment Corp. (a).....................................................       3,460,920
     827,412   Ares Capital Corp. (a)..........................................................      13,776,410
     103,900   BlackRock Capital Investment Corp. (a)..........................................         807,303
      95,117   Capitala Finance Corp...........................................................       1,285,982
     130,340   CM Finance, Inc. (a)............................................................       1,355,536
     310,300   FS Investment Corp. (a).........................................................       2,808,215
      29,360   Gladstone Investment Corp.......................................................         270,406
      53,063   Goldman Sachs BDC, Inc. (a).....................................................       1,183,835
     434,730   Golub Capital BDC, Inc. (a).....................................................       8,838,061
      16,699   Harvest Capital Credit Corp.....................................................         219,425
     504,598   Hercules Capital, Inc. (a)......................................................       6,574,912
     340,472   KCAP Financial, Inc.............................................................       1,154,200
      49,107   Main Street Capital Corp. (a)...................................................       1,871,959
     586,714   Medley Capital Corp. (a)........................................................       3,573,088
     577,564   New Mountain Finance Corp. (a)..................................................       8,403,556
     202,084   OFS Capital Corp. (a)...........................................................       2,843,322
      82,645   PennantPark Floating Rate Capital Ltd. (a)......................................       1,164,468
     755,081   PennantPark Investment Corp. (a)................................................       5,648,006
     295,709   Solar Capital Ltd. (a)..........................................................       6,390,271
      24,013   Solar Senior Capital Ltd........................................................         413,504
     295,126   Stellus Capital Investment Corp. (a)............................................       4,176,033
     501,863   TCP Capital Corp. (a)...........................................................       8,476,466
     747,618   THL Credit, Inc. (a)............................................................       7,446,275
     206,751   TPG Specialty Lending, Inc. (a).................................................       4,275,611
     326,594   Triangle Capital Corp. (a)......................................................       5,823,171
     473,845   TriplePoint Venture Growth BDC Corp. (a)........................................       6,197,893
                                                                                                 --------------
               TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES............................     110,521,616
               (Cost $112,317,670)                                                               --------------

REAL ESTATE INVESTMENT TRUSTS - 13.9%

               MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 13.9%
     457,782   Annaly Capital Management, Inc. (a).............................................       5,484,228
     108,500   Capstead Mortgage Corp. (a).....................................................       1,143,590
     871,880   CYS Investments, Inc. (a).......................................................       7,349,949
                                                                                                 --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS.............................................      13,977,767
               (Cost $17,322,438)                                                                --------------

               TOTAL INVESTMENTS - 123.9%......................................................     124,499,383
               (Cost $129,640,108) (b)

               OUTSTANDING LOAN - (24.9%)......................................................     (25,000,000)

               NET OTHER ASSETS AND LIABILITIES - 1.0%.........................................         999,267
                                                                                                 --------------
               NET ASSETS - 100.0%.............................................................  $  100,498,650
                                                                                                 ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,349,936 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,490,661.


                        See Notes to Financial Statements                 Page 5

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                             LEVEL 2          LEVEL 3
                                                            TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                          5/31/2017          PRICES           INPUTS           INPUTS
                                                         ------------     ------------     ------------     ------------
Common Stocks - Business Development Companies*........  $110,521,616     $110,521,616     $         --     $         --
Real Estate Investment Trusts*.........................    13,977,767       13,977,767               --               --
                                                         ------------     ------------     ------------     ------------
Total Investments......................................  $124,499,383     $124,499,383     $         --     $         --
                                                         ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period, at their current value. There were no transfers between Levels at May 31, 2017.


Page 6                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2017 (UNAUDITED)

ASSETS:
Investments, at value
    (Cost $129,640,108)........................................................................    $  124,499,383
Cash...........................................................................................           860,448
Foreign currency (Cost $26)....................................................................                19
Receivables:
    Dividends..................................................................................           325,924
    Miscellaneous..............................................................................            26,372
Prepaid expenses...............................................................................            17,425
                                                                                                   --------------
    Total Assets...............................................................................       125,729,571
                                                                                                   --------------
LIABILITIES:
Outstanding loan...............................................................................        25,000,000
Payables:
    Investment advisory fees...................................................................           108,968
    Interest and fees on loan..................................................................            48,180
    Audit and tax fees.........................................................................            28,970
    Transfer agent fees........................................................................            19,764
    Printing fees..............................................................................             7,188
    Administrative fees........................................................................             5,407
    Custodian fees.............................................................................             4,396
    Trustees' fees and expenses................................................................             2,026
    Financial reporting fees...................................................................               771
Other liabilities..............................................................................             5,251
                                                                                                   --------------
    Total Liabilities..........................................................................        25,230,921
                                                                                                   --------------
NET ASSETS.....................................................................................    $  100,498,650
                                                                                                   ==============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................    $  197,060,178
Par value......................................................................................           143,408
Accumulated net investment income (loss).......................................................        (3,213,400)
Accumulated net realized gain (loss) on investments............................................       (88,350,804)
Net unrealized appreciation (depreciation) on investments and foreign currency translation.....        (5,140,732)
                                                                                                   --------------
NET ASSETS.....................................................................................    $  100,498,650
                                                                                                   ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................    $         7.01
                                                                                                   ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        14,340,757
                                                                                                   ==============


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2017 (UNAUDITED)

INVESTMENT INCOME:
Dividends......................................................................................    $    6,050,787
Interest.......................................................................................                86
                                                                                                   --------------
   Total investment income.....................................................................         6,050,873
                                                                                                   --------------
EXPENSES:
Investment advisory fees.......................................................................           640,144
Interest and fees on loan......................................................................           232,577
Administrative fees............................................................................            28,295
Printing fees..................................................................................            24,589
Audit and tax fees.............................................................................            23,758
Transfer agent fees............................................................................            16,967
Custodian fees.................................................................................             8,515
Trustees' fees and expenses....................................................................             7,589
Financial reporting fees.......................................................................             4,625
Legal fees.....................................................................................             1,337
Other..........................................................................................            12,895
                                                                                                   --------------
   Total expenses..............................................................................         1,001,291
                                                                                                   --------------
NET INVESTMENT INCOME (LOSS)...................................................................         5,049,582
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments........................................................         1,032,927
Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translation........................................................................         1,602,994
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         2,635,921
                                                                                                   --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................    $    7,685,503
                                                                                                   ==============


Page 8                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE
                                                                                          SIX MONTHS        FOR THE
                                                                                            ENDED             YEAR
                                                                                          5/31/2017          ENDED
                                                                                         (UNAUDITED)       11/30/2016
                                                                                         ------------     ------------
OPERATIONS:
Net investment income (loss)........................................................     $  5,049,582     $  9,457,462
Net realized gain (loss)............................................................        1,032,927       (1,192,427)
Net change in unrealized appreciation (depreciation)................................        1,602,994        5,801,458
                                                                                         ------------     ------------
Net increase (decrease) in net assets resulting from operations.....................        7,685,503       14,066,493
                                                                                         ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................       (5,017,334)      (9,412,940)
Return of capital...................................................................               --         (614,219)
                                                                                         ------------     ------------
Total distributions to shareholders.................................................       (5,017,334)     (10,027,159)
                                                                                         ------------     ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested..............................................           77,139           55,487
                                                                                         ------------     ------------
Net increase (decrease) in net assets resulting from capital transactions...........           77,139           55,487
                                                                                         ------------     ------------
Total increase (decrease) in net assets.............................................        2,745,308        4,094,821

NET ASSETS:
Beginning of period.................................................................       97,753,342       93,658,521
                                                                                         ------------     ------------
End of period.......................................................................     $100,498,650     $ 97,753,342
                                                                                         ============     ============
Accumulated net investment income (loss) at end of period...........................     $ (3,213,400)    $ (3,245,648)
                                                                                         ============     ============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................       14,329,772       14,321,269
Common Shares issued as reinvestment under the Dividend Reinvestment Plan...........           10,985            8,503
                                                                                         ------------     ------------
Common Shares at end of period......................................................       14,340,757       14,329,772
                                                                                         ============     ============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.....................     $     7,685,503
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments......................................................          (5,222,626)
      Sales, maturities, and paydowns of investments................................           4,871,440
      Return of capital and realized gain distributions received from investments....             40,752
      Net realized gain/loss on investments.........................................          (1,032,927)
      Net change in unrealized appreciation/depreciation on investments.............          (1,602,994)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in dividends receivable..............................................              24,213
      Increase in miscellaneous receivable..........................................             (26,372)
      Increase in prepaid expenses..................................................             (14,913)
      Increase in interest and fees on loan payable.................................              18,470
      Increase in investment advisory fees payable..................................               9,428
      Decrease in audit and tax fees payable........................................             (19,420)
      Decrease in legal fees payable................................................              (1,616)
      Decrease in printing fees payable.............................................             (12,356)
      Increase in administrative fees payable.......................................                 695
      Decrease in custodian fees payable............................................              (3,095)
      Increase in transfer agent fees payable.......................................              14,436
      Decrease in Trustees' fees and expenses payable...............................                (859)
      Decrease in other liabilities.................................................              (1,748)
                                                                                         ---------------
CASH PROVIDED BY OPERATING ACTIVITIES...............................................                      $     4,726,011
                                                                                                          ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds of Common Shares reinvested...........................................              77,139
     Distributions to Common Shareholders from net investment income................          (7,525,044)
                                                                                         ---------------
CASH USED IN FINANCING ACTIVITIES...................................................                           (7,447,905)
                                                                                                          ---------------
Decrease in cash and foreign currency...............................................                           (2,721,894)
Cash and foreign currency at beginning of period....................................                            3,582,361
                                                                                                          ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD..........................................                      $       860,467
                                                                                                          ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...................................                      $       214,107
                                                                                                          ===============


Page 10                 See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           SIX MONTHS
                                              ENDED                              YEAR ENDED NOVEMBER 30,
                                          MAY 31, 2017    ----------------------------------------------------------------------
                                           (UNAUDITED)       2016           2015           2014           2013           2012
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period......  $   6.82       $   6.54       $   7.72       $   8.61       $   7.85       $   6.98
                                            --------       --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............      0.35           0.66           0.64           0.65           0.62           0.59
Net realized and unrealized gain (loss)...      0.19           0.32          (1.12) (a)     (0.85)          0.81           0.93
                                            --------       --------       --------       --------       --------       --------
Total from investment operations..........      0.54           0.98          (0.48)         (0.20)          1.43           1.52
                                            --------       --------       --------       --------       --------       --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................     (0.35)         (0.66)         (0.67)         (0.66)         (0.67)         (0.65)
Return of capital.........................        --          (0.04)         (0.03)         (0.03)            --          (0.00) (b)
                                            --------       --------       --------       --------       --------       --------
Total distributions to Common
   Shareholders...........................     (0.35)         (0.70)         (0.70)         (0.69)         (0.67)         (0.65)
                                            --------       --------       --------       --------       --------       --------
Premium from shares sold in at the
   market offering........................        --             --           0.00 (b)         --             --             --
                                            ========       ========       ========       ========       ========       ========
Net asset value, end of period............  $   7.01       $   6.82       $   6.54       $   7.72       $   8.61       $   7.85
                                            ========       ========       ========       ========       ========       ========
Market value, end of period...............  $   7.32       $   7.00       $   6.17       $   8.58       $   8.19       $   8.07
                                            ========       ========       ========       ========       ========       ========
TOTAL RETURN BASED ON NET ASSET VALUE (c).      7.89%         16.39%         (6.25)% (a)    (2.44)%        18.91%         22.48%
                                            ========       ========       ========       ========       ========       ========
TOTAL RETURN BASED ON MARKET VALUE (c)....      9.77%         26.63%        (20.42)%        14.00%         10.03%         41.76%
                                            ========       ========       ========       ========       ========       ========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......  $100,499       $ 97,753       $ 93,659       $110,395       $123,081       $112,133
Ratio of total expenses to average net
   assets.................................      1.94% (d)      1.87%          1.85%          1.71%          1.73%          1.83%
Ratio of total expenses to average net
   assets excluding interest expense......      1.49% (d)      1.54%          1.63%          1.52%          1.50%          1.55%
Ratio of net investment income (loss) to
   average net assets.....................      9.80% (d)     10.42%          9.14%          8.00%          7.51%          7.81%
Portfolio turnover rate...................         4%            13%            10%            14%            13%            18%
INDEBTEDNESS:
Total loan outstanding (in 000's).........  $ 25,000       $ 25,000       $ 25,000       $ 25,000       $ 25,000       $ 23,000
Asset coverage per $1,000 of
   indebtedness (e).......................  $  5,020       $  4,910       $  4,746       $  5,416       $  5,923       $  5,875

-----------------------------

(a) The Fund received a reimbursement from the sub-advisor in the amount of $15 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.

(b)   Amount represents less than $0.01 per share.

(c) Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


                        See Notes to Financial Statements                Page 11

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                            MAY 31, 2017 (UNAUDITED)


                                1. ORGANIZATION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FGB" on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                            MAY 31, 2017 (UNAUDITED)

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts.

The Fund holds shares of business development companies ("BDCs") and may hold shares of exchange-traded funds ("ETFs"). The Fund records the character of distributions received from the BDCs during the year based on the estimates available. The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

The Fund also holds shares of REITs. Distributions from such investments may be comprised of return of capital, capital gains, and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The REIT's characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the six months ended May 31, 2017, distributions of $40,752 received from investments have been reclassified as return of capital and realized gain. The cost basis of applicable investments has been reduced accordingly.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                            MAY 31, 2017 (UNAUDITED)


C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2016 was as follows:

Distributions paid from:
Ordinary income................................  $   9,411,452
Return of capital..............................        614,219

As of November 30, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..................  $          --
Undistributed capital gains....................             --
                                                 -------------
Total undistributed earnings...................             --
Accumulated capital and other losses...........    (86,952,896)
Net unrealized appreciation (depreciation).....     (9,912,499)
                                                 -------------
Total accumulated earnings (losses)............    (96,865,395)
Other..........................................     (2,507,710)
Paid-in capital................................    197,126,447
                                                 -------------
Net assets.....................................  $  97,753,342
                                                 =============

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2016, the Fund had capital loss carryforwards for federal income tax purposes of $86,952,896, expiring as follows:

         EXPIRATION DATE           AMOUNT

         November 30, 2017      $ 55,647,845
         November 30, 2018        14,556,882
         November 30, 2019         5,452,015
         Non-expiring             11,296,154

At the taxable year ended November 30, 2016, $62,747,095 of the Fund's capital loss carryforward expired.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2016, the Fund incurred had no such net ordinary or capital losses.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015, and 2016 remain open to federal and state audit. As of May 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                            MAY 31, 2017 (UNAUDITED)


E. EXPENSES

The Fund will pay all expenses directly related to its operations.

F. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms are effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

G. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2017, were $5,109,144 and $4,871,440 respectively.

                              5. CREDIT AGREEMENT

The Fund has a committed facility agreement (the "BNP Facility") with BNP Paribas Prime Brokerage, Inc. ("BNP"), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Facility except upon 180 calendar days' prior notice. The interest rate under the BNP Facility is equal to the 1-month LIBOR plus 100 basis points. Prior to December 7, 2016, the interest rate under the BNP Facility was equal to the 1-month LIBOR plus 70 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                            MAY 31, 2017 (UNAUDITED)

The average amount outstanding for the six months ended May 31, 2017 was $25,000,000, with a weighted average interest rate of 1.16%. As of May 31, 2017, the Fund had outstanding borrowings of $25,000,000 under the BNP Facility. The high and low annual interest rates for the six months ended May 31, 2017 were 2.04% and 1.33%, respectively, and the interest rate at May 31, 2017 was 2.04%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                     7. FINANCIAL SECTOR CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                            MAY 31, 2017 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                            MAY 31, 2017 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 12,108,071, the number of votes against was 211,302, and the number of broker non-votes was 2,017,622. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital rising. As a result, a BDC's portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. Certain BDC's in which the Fund invests employ the use of leverage in their portfolios through borrowings or in the issuance of preferred stock. While leverage often serves to increase the yield of a BEC, the leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises. In addition, the market price for BDC's, together with other dividend paying stocks may be negatively affected by a rise in interest rates. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds; they may trade in the secondary market at a discount to their NAV.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                            MAY 31, 2017 (UNAUDITED)

REIT, MORTAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgagees sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

INCOME RISK: The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on its common shares as well. The Fund's income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
St. Louis, MO 63119

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Specialty Finance and Financial Opportunities Fund
              --------------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  July 11, 2017
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  July 11, 2017
     ------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  July 11, 2017
     ------------------

* Print the name and title of each signing officer under his or her signature.